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                                                                 EXHIBIT 10.2(c)


                            INSTRUMENT OF ADHERENCE
                            -----------------------


                               December 31, 1996



To the Banks Referred to Below
c/o The First National Bank of Boston, as Agent
100 Federal Street
Boston, Massachusetts   02110

Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of July 11, 1994, as the same is amended, restated, modified or supplemented from time to time (such agreement, as in effect from time to time, the "Credit Agreement"), among Moran Transportation Company, each of the other Borrowers (as defined in the Credit Agreement) (each of the foregoing, individually, a "Borrower", and, collectively, the "Borrowers"), The First National Bank of Boston, such other lenders as are or may become parties thereto from time to time (collectively, the "Banks") and The First National Bank of Boston as agent for the Banks (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Each of (i) SEABOARD BARGE CORPORATION, a Delaware corporation, (ii) PETROLEUM TRANSPORT CORPORATION, a Delaware corporation, and (iii) MORAN TOWING OF DELAWARE, INC., a Delaware corporation, hereby agrees to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants thereof. Without limiting the generality of the preceding sentence, each of the undersigned agrees that it shall be jointly and severally liable, together with the Borrowers, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as supplemented hereby. Concurrently, each of the undersigned has executed an Allonge, of even date herewith, to the original Note.

     Each of the undersigned represents and warrants to the Banks and the Agent that:


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     (a) it is a Restricted Subsidiary of Moran;

     (b) no provision of its charter, other incorporation papers, by-laws or stock provisions prohibits the undersigned from making distributions to the Borrowers;

     (c) it is capable of complying with and is in compliance with all of the provisions of the Credit Agreement; and

     (d) its chief executive office and principal place of business is located at Two Greenwich Plaza, Fairfield, CT 06830, at which location its books and records are kept.

     Each of the undersigned hereby affirms that each of the representations and warranties set forth in (S)7 of the Credit Agreement is true and correct with respect to the undersigned as of the date hereof.

     The following documents are delivered to the Agent concurrently with this Instrument of Adherence:

     (a) a legal opinion of Finn Dixon & Herling LLP as to the legal, valid and binding nature of the Loan Documents, as supplemented hereby, with respect to the Borrowers, including, without limitation, each of the undersigned;

     (b) copies, certified by a duly authorized officer of each of the undersigned to be true and complete as of the date hereof, of each of
         (i) the charter documents of each of the undersigned as in effect on the date hereof, (ii) the by-laws of each of the undersigned as in effect on the date hereof, (iii) the resolutions of the Board of Directors of each of the undersigned authorizing the execution and delivery of this Instrument of Adherence and each of the undersigned's performance of all of the transactions contemplated hereby and by the Credit Agreement as supplemented hereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in each of the undersigned's name and on its behalf, each of this Instrument of Adherence, the Allonge and the other Loan Documents, and to give notices and to take other action on its behalf under the Loan Documents; and

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         (c) a certificate of the Secretary of State of Delaware of a recent date as to each of the undersigned's corporate existence, good standing and tax payment status.

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     This Instrument of Adherence shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                         Very truly yours,

                         SEABOARD BARGE CORPORATION


                         By:/s/ Alan Marchisotto
                            --------------------
                         Name: Alan Marchisotto
                         Title: Secretary

                         PETROLEUM TRANSPORT CORPORATION


                         By: /s/ Alan Marchisotto
                             ---------------------
                         Name /s/ Alan Marchisotto
                         Title: Secretary

                         MORAN TOWING OF DELAWARE, INC.


                         By: /s/ Jeffrey J. McAulay
                             ----------------------
                         Name: Jeffrey J. McAulay
                         Title: Vice President

Accepted and Agreed:
--------------------

THE FIRST NATIONAL BANK OF
  BOSTON, INDIVIDUALLY AND AS AGENT


     By: /s/ Victor Garcia
         ------------------
     Name: Victor Garcia
     Title:  Vice President

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